UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2004

SONIC SOLUTIONS

(Exact name of registrant as specified in its charter)

California	72870	93-0925818
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Rowland Way, Suite 110 Novato, CA	94945
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 893-8000

ITEM 5. Other Events and Required FD Disclosure.

On June 23, 2004, Sonic Solutions issued a press release announcing a $23.8 million underwritten public offering of 1,300,000 shares of its common stock, no par value, at a price of $19.48 per share. All of the shares are being offered by Sonic under its currently effective shelf registration statement.

The Underwriting Agreement, dated as of June 23, 2003, by and between Sonic and J.P. Morgan Securities Inc. and our press release, dated June 23, 2004, announcing the transaction, are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference into this report.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

c. Exhibits

Exhibit	Description
1.1	Underwriting Agreement, dated June 23, 2004, by and between Sonic Solutions and J.P. Morgan Securities Inc.

99.1	Press Release of Sonic Solutions dated June 23, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SONIC SOLUTIONS

By:	/s/ Robert J. Doris
Name:	Robert J. Doris
Title:	President and Director
(Principal Executive Officer)

Date: June 23, 2004

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EXHIBIT INDEX

1.1	Underwriting Agreement, dated June 23, 2004, by and between Sonic Solutions and J.P. Morgan Securities Inc.

99.1	Sonic Solutions Press Release, dated June 14, 2004

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